      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven W. Peterson,  certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,  the Annual Report of Mesa  Laboratories,  Inc. on Form 10-KSB for
the annual period ended March 31, 2003 fully complies with the  requirements  of
Section  13(a)or  15(d)  of  the  Securities  Exchange  Act  of  1934  and  that information  contained  in such Form  10-KSB  fairly  presents  in all  material respects the financial condition and results of operations of Mesa Laboratories,
Inc.

                                  By:  /s/  Steven W. Peterson
                                       -----------------------
                                  Name:  Steven W. Peterson
                                  Title: Chief Financial Officer